                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  DECEMBER 14, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)




        CALIFORNIA                        0-18225                77-0059951
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                 File Number)          Identification No.)



170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                        95134-1706
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000

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PORTIONS AMENDED

The Registrant hereby amends Item 7 contained in the Registrant's Current Report on Form 8-K filed December 15, 1999 to provide additional information relating to FAS 131 "Disclosures about Segments of an Enterprise and Related Information" and to provide additional disclosure in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section as set forth below. Except as set forth in Item 7 below, no other changes are made to the Registrant's Current Report on Form 8-K filed December 15, 1999.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Exhibits.

               23.1   Consent of Independent Accountants

               99.1   Supplementary Consolidated Financial Information of Cisco

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CISCO SYSTEMS, INC.



Dated:  February 3, 2000              By:  /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary

                                  EXHIBIT INDEX



Exhibit
Number            Description of Document
------            -----------------------

23.1              Consent of Independent Accountants

99.1              Supplementary Consolidated Financial Information of Cisco.